SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 31, 2003

                               ION NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   000-13117                   22-2413505
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


     120 Corporate Boulevard
     South Plainfield, New Jersey                                  07080
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(Address of Principal Executive Offices)                         (Zip Code)


 (Registrant's telephone number, including area code):   (908) 546-3900


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(Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S  CERTIFYING ACCOUNTANT .

On October 6, 2003, Deloitte and Touche, LLP ("D&T") has declined to stand for re-election as the Corporation's principal accountants.

For the nine months ended December 31, 2002 and for the year ended March 31, 2002, D&T's opinion on its audited report expressed doubt about the Company's ability to continue as a going concern.

The Company's agreement to not continue D&T's engagement as its principal accountants was approved by the Company's Board of Directors.

In connection with the audits as of and for the nine month's ended December 31, 2002 and as of and for the year ended March 31, 2002 and through October 6, 2003, there were no disagreements with D&T on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to D&T's satisfaction, would have caused D&T to make reference to the subject matter of the disagreement in connection with its reports.

During the two most recent fiscal periods and through June 30, 2003 there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrant has requested that D&T furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of D & T's letter, dated October 31, 2003 is filed as Exhibit 16.1 to this Form 8-K/A.

On October 7, 2003, the Company appointed Marcum & Kliegman, LLP as the Corporation's new principal accountants for the fiscal year 2003 subject to their normal new client acceptance procedures. Prior to its appointment, the Registrant did not consult with Marcum & Kliegman, LLP regarding matters or events set forth in Items (a)(2)(i) and (ii) of Regulation S-B of the Securities Exchange Act of 1934.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     The following are filed herewith:

     Exhibit
     Number          Description
     -------         -----------

     16.1            Letter from Deloite & Touche, LLP, dated October 31, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 31, 2003                            ION NETWORKS, INC.


                                                     By: /s/ Patrick E. Delaney
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                                                         Patrick E. Delaney
                                                         Chief Financial Officer


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